                                                                    Exhibit 4(f)

                           AMENDMENT NO. 1 AND CONSENT

         AMENDMENT NO. 1 AND CONSENT dated as of October 13, 1999 (this "Amendment") to the Credit Agreement, dated as of December 4, 1998, as amended by the Waiver, dated as of January 19, 1999 (the "Waiver") and as amended, supplemented or modified from time to time (the "Credit Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower" or "Scotts"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium 2 BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts Europe B.V., ASEF B.V. and the other subsidiaries of the Borrower who are also borrowers from time to time hereunder (the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "Chase"), as agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS CHICAGO (together with its banking affiliates, "Credit Lyonnais") and NBD BANK, as co-documentation agents (the "Co-Documentation Agents"), and Chase Securities Inc., as lead arranger (the "Lead Arranger") and as the book manager (the "Book Manager").


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Borrower wishes to amend the Credit Agreement in order to increase the availability of Swing Line Loans and to provide Swing Line availability in three alternate currencies as described below;

         WHEREAS, the Borrower wishes to dissolve certain indirect subsidiaries;

         WHEREAS, the Borrower wishes to amend the Credit Agreement as described herein; and

         WHEREAS, the Lenders and the Administrative Agent consent to the proposed amendments under the following terms and conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


I.  Amendments

         1. Defined Terms. Unless otherwise noted, capitalized terms have the meanings given to them in the Credit Agreement.

         2. Amendment of Section 1.1 (Definitions). Section 1.1 is hereby amended by


               (a) deleting the definition of "Obligations" and substituting in lieu thereof the following:

                  "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest thereon accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities (including all obligations in respect of overdrafts and related liabilities owed to any Lender or affiliate of a Lender or the Administrative Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds) of the Borrower or any Subsidiary Borrower to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the Guarantee and Collateral Agreement, any Hedge Agreement entered into with a Lender or an Affiliate thereof or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

               (b) deleting the definition of "Swing Line Commitment" and substituting in lieu thereof the following:

                  "'Swing Line Commitment' shall mean the obligation of the Swing Line Lenders, at any date, to make a Swing Line Loan pursuant to subsection 2.6(a) in the amount referred to therein."

               (c) deleting the definition of "Swing Line Lenders" in its entirety and substituting in lieu thereof the following:

                  "Swing Line Lenders" shall mean Chase, Credit Lyonnais Chicago Branch, all Canadian Dollar Swing Line Lenders, all Dutch Guilder Swing Line Lenders, all Belgian Franc Swing Line Lenders, all Sterling Swing Line Lenders, and all Australian Dollar Swing Line Lenders.


               (d) by adding the following definitions in their proper alphabetical order:

                  "'Australian Dollar Swing Line Lenders' shall mean Bank One and any other Eligible Australian Bank who makes Swing Line Loans denominated in Australian Dollars; provided that, at no time shall more than two Lenders have Swing Line Loans denominated in Australian Dollars outstanding."

                  "'Belgian Franc Swing Line Lenders' shall mean Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" and any other Eligible Belgian Bank who makes Swing Line Loans denominated in Belgian Francs; provided that at no time shall more than two Lenders have Swing Line Loans denominated in Belgian Francs outstanding."

                  "'Canadian Dollar Swing Line Lenders' shall mean the Bank of Montreal (subject to its having a Revolving Credit Commitment at least equal to the Swing Line Loans it makes) and any other Eligible Canadian Bank who makes Swing Line Loans denominated in Canadian Dollars; provided that at no time shall more than two Lenders have Swing Line Loans denominated in Canadian Dollars outstanding."

                  "'Dutch Guilder Swing Line Lenders' shall mean Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" and any Eligible Dutch Bank who makes Swing Line Loans in Dutch Guilders; provided that at no time shall more than two Lenders have Swing Line Loans denominated in Dutch Guilders outstanding."

                  "Eligible Australian Bank" shall mean (a) a resident of Australia which does not make Swing Line Loans or Revolving Credit Loans as part of carrying on business outside of Australia at or through a permanent establishment outside of Australia; or (b) a non-resident of Australia which makes Swing Line Loans or Revolving Credit Loans as part of carrying on business in Australia at or through a permanent establishment of the non-resident in Australia. In this definition, words and expressions used shall have the meaning ascribed to them for the purposes of S. 128B of the Australian Income Tax Assessment Act 1936.

                  "Eligible Canadian Bank" shall mean those banks listed on
         Schedule I or Schedule II to the Bank Act (Canada) and which agree to make Swing Line Loans or Revolving Credit Loans hereunder.

                  "Eligible Dutch Bank" shall mean any Revolving Credit Lender.

                  "'Sterling Swing Line Lenders' shall mean Chase and all other Eligible UK Banks who make Swing Line Loans denominated in Pounds Sterling."

         3. Amendment of Section 2.5 (Procedure for Revolving Credit Borrowing).
Section 2.5(a)(3) is hereby amended by deleting the reference to the term "two Business Days" and substituting in lieu thereof the term "three Business Days."

         4. Amendment of Section 2.6 (Swing Line Commitments). (A) Section 2.6 is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "2.6 Swing Line Commitments. (a) Subject to the terms and conditions hereof, from time to time prior to the Revolving Credit Termination Date and to the Borrower or any Subsidiary Borrower (i) each of Chase and Credit Lyonnais severally (but not jointly) agrees to make swing line loans in Dollars in an aggregate principal amount not to exceed 50% of $55,000,000 at any one time outstanding, (ii) the Sterling Swing Line Lenders agree to make swing line loans in Sterling in an aggregate principal amount not to exceed the Optional Currency Equivalent in Sterling of $55,000,000 at any one time outstanding,
         (iii) the Canadian Dollar Swing Line Lenders agree to make swing line loans in Canadian Dollars in an aggregate principal amount not to exceed the Optional Currency Equivalent in Canadian Dollars of $10,000,000 at any one time outstanding, (iv) the Dutch Guilder Swing Line Lenders agree to make swing line loans in Dutch Guilders in an aggregate principal amount not to exceed the Optional Currency Equivalent in Dutch Guilders of $7,500,000 at any one time outstanding,
         (v) the Belgian Franc Swing Line Lenders agree to make swing line loans in Belgian Francs in an aggregate principal amount not to exceed the Optional Currency Equivalent in Belgian Francs of $2,500,000 at any one time outstanding, and (vi) the Australian Dollar Swing Line Lenders agree to make swing line loans in Australian Dollars in an aggregate principal amount not to exceed the Optional Currency Equivalent in Australian Dollars of $5,000,000 at any one time outstanding (each of the foregoing individually, a "Swing Line Loan"; collectively, the "Swing Line Loans"); provided that, after giving effect to the making of such Swing Line Loans, the Aggregate Revolving Extensions of Credit will not exceed the Revolving Credit Commitments and the aggregate principal amount of Swing Line Loans at any one time outstanding shall not exceed $55,000,000 or the Optional Currency Equivalent thereof; provided, further, that any Swing Line Loan made to a Subsidiary Borrower which is a resident for taxation purposes in the United Kingdom, Canada, the Netherlands; Belgium or Australia shall be repaid within 364 days and shall be made by an Eligible UK Bank, Eligible Canadian Bank, Eligible Dutch Bank, Eligible Belgian Bank or Eligible Australian Bank, as the context requires. Amounts borrowed by the Borrower or a Subsidiary Borrower under this subsection 2.6 may be repaid and, during the Revolving Credit Commitment Period, reborrowed. All Swing Line Loans in Dollars shall be made as ABR Loans, and Swing Line Loans in Sterling, Canadian Dollars, Belgian Francs, Australian Dollars, and Dutch Guilders shall be made on terms agreed upon by the relevant Swing Line Lender and the Borrower or applicable Subsidiary Borrower. The Borrower or applicable Subsidiary Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent, in the case of Swing Line Loans in Dollars and Canadian Dollars, at or prior to 1:00 P.M., New York City time, and in the case of Swing Line Loans in Sterling, Belgian Francs, and Dutch Guilders at or prior to 1:00 P.M., London time, on the requested Borrowing Date), specifying the amount of each requested Swing Line Loan, which shall be greater than or equal to a minimum amount to be agreed upon by the Borrower or applicable Subsidiary Borrower and the relevant Swing Line Lender. The Borrower or applicable Subsidiary Borrower shall give the Administrative Agent and the relevant Swing Line Lender irrevocable notice (which notice must be received by the Administrative Agent and the relevant Swing Line Lender, in the case of Australian Dollars, at or prior to 1:00 P.M., Sydney time, on the requested Borrowing Date), specifying the amount of each requested Swing Line Loan, which shall be greater than or equal to a minimum amount to be agreed upon by the Borrower or applicable Subsidiary Borrower and the relevant Swing Line Lender. In giving irrevocable notice, the Borrower or the applicable Subsidiary Borrower shall designate, at its option, one or two Swing Line Lenders to make one or more Swing Line Loans in the relevant currency. Upon such notice, the Administrative Agent shall promptly notify each applicable Swing Line Lender thereof. Each Swing Line Lender which has been designated by the Borrower or the applicable Subsidiary Borrower in its irrevocable notice shall make the amount of its pro rata share of each borrowing in the currency requested available to the Borrower or applicable Subsidiary Borrower in the manner directed by the Administrative Agent on the requested Borrowing Date.

                  (b) The Swing Line Lenders or any of them at any time and in their or its sole and absolute discretion, may, on behalf of the Borrower or applicable Subsidiary Borrower (which hereby irrevocably directs the Swing Line Lenders to act on its behalf), request each Revolving Credit Lender that is an Eligible U.K. Bank, Eligible Canadian Bank, Eligible Dutch Bank, Eligible Belgian Bank or Eligible Australian Bank, with respect to Swing Line Loans made to Subsidiary Borrowers which are resident for taxation purposes in the United Kingdom, Canada, the Netherlands, Belgium or Australia, respectively, or each Revolving Credit Lender, including each Swing Line Lender, with respect to all other Swing Line Loans, to make a Revolving Credit Loan in the currency of the Swing Line Loan(s) made by such Swing Line Lender(s) an amount equal to such Lender's Revolving Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Unless any of the events described in paragraph (f) of Section 8 shall have occurred (in which event the procedures of paragraph (c) of this subsection 2.6 shall apply), each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Administrative Agent for the account of the Swing Line Lenders, at the office of the Administrative Agent prior to 12:00 Noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

                  (c) If, prior to the making of a Revolving Credit Loan pursuant to paragraph (b) of subsection 2.6, one of the events described in paragraph (f) of Section 8 shall have occurred, each Revolving Credit Lender hereby agrees to and will, on the date such Revolving Credit Loan was to have been made, purchase an undivided participating interest in each Refunded Swing Line Loan in an amount equal to its Revolving Percentage of such Refunded Swing Line Loan. Each Revolving Credit Lender will immediately transfer to the Administrative Agent for the account of the Swing Line Lenders, in immediately available funds denominated in Dollars, the Dollar Equivalent (if applicable) of the amount of its participations and, upon its receipt of its pro rata share thereof, each Swing Line Lender will deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount. On such date, any Swing Line Loans not denominated in Dollars shall, without any further action or notice being required, be converted to and become denominated in Dollars in an amount equal to the Dollar Equivalent of the amount thereof on such date.

                  (d) Whenever, at any time after any Swing Line Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participating interest in a Refunded Swing Line Loan and such Swing Line Lender receives any payment on account thereof, such Swing Line Lender will distribute to such Revolving Credit Lender through the Administrative Agent its participating interest in such Dollar Equivalent amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded) in funds denominated in Dollars; provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Revolving Credit Lender will return to such Swing Line Lender through the Administrative Agent any portion thereof previously distributed by such Swing Line Lender to it in like funds as such payment is required to be returned by such Swing Line Lender.


II.  Consent

         1. Compliance with Section 7.3 (Limitation on Fundamental Changes). Pursuant to Section 10.1 of the Credit Agreement, the Required Lenders consent to the Borrower's dissolution of the following subsidiaries of EG Systems, Inc. ("EGS"), which is itself a direct, partially-owned subsidiary of Scotts: (a) Crowley Lawn Service, Inc., (b) John M. Fogarty Enterprises, Inc. and (c) EG Transport Inc. The Required Lenders also consent to the transfer of the existing assets of these three subsidiaries to EGS in conjunction with the dissolution of the subsidiaries. The Required Lenders hereby waive any Default or Event of Default occurring solely in connection with the above-described transactions.


III.  General Provisions

         1. Representations and Warranties. On and as of the date hereof, and after giving effect to this Amendment, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

         2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Lenders.

         3. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The Amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or Amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

         4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   THE SCOTTS COMPANY


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   OM SCOTT INTERNATIONAL INVESTMENTS LTD.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   MIRACLE GARDEN CARE LIMITED


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS HOLDINGS LIMITED


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   HYPONEX CORPORATION


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer

                                   SCOTTS' MIRACLE-GRO PRODUCTS, INC.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   REPUBLIC TOOL & MANUFACTURING CORP.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS-SIERRA INVESTMENTS, INC.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS FRANCE HOLDINGS SARL


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS FRANCE SARL


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening

                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS HOLDING GMBH


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS CELAFLOR GMBH & CO. KG


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS BELGIUM 2 BVBA


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   THE SCOTTS COMPANY (UK) LTD.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS CANADA LTD.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer

                                   SCOTTS EUROPE, B.V.

                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer

                                   ASEF, B.V.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SCOTTS AUSTRALIA PTY LTD.


                                   By: /s/ Rebecca J. Bruening
                                      ---------------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President, Corporate Treasurer


                                   SALOMON SMITH BARNEY INC., as
                                   Syndication Agent

                                   By: /s/ William L. Hartmann
                                      ---------------------------------------
                                      Name:  William L. Hartmann
                                      Title: Attorney-in-fact


                                   CREDIT LYONNAIS CHICAGO BRANCH, as
                                   Co-Documentation Agent and as a Lender


                                   By: /s/ Mary Ann Klemm
                                      ---------------------------------------
                                      Name:  Mary Ann Klemm
                                      Title: Vice President


                                   BANK ONE, MICHIGAN, as successor to
                                   NBD BANK, as Co-Documentation Agent and
                                   as a Lender


                                   By: /s/ Michael R. Zaksheske
                                      ---------------------------------------
                                      Name:  Michael R. Zaksheske
                                      Title: Vice President

                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as a Lender


                                   By: /s/ Randolph  E. Cates
                                      ---------------------------------------
                                      Name:  Randolph E. Cates
                                      Title: Vice President


                                   ABN AMRO BANK N.V., Pittsburgh


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   AERIES - II FINANCE LTD.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   ALLIANCE INVESTMENT OPPORTUNITIES


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



                                   ALLSTATE LIFE INSURANCE CO.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   ARES LEVERAGED INVESTMENT FUND II, L.P.


                                   By: /s/ David A. Sachs
                                      ---------------------------------------
                                      Name:  David A. Sachs
                                      Title: Vice President


                                   ATHENA CDO, LIMITED
                                   By: Pacific Investment Management Company as
                                       its investment advisor
                                   By: PIMCO Management Inc., a general partner


                                   By: /s/ Mohan V. Phansalkar
                                      ---------------------------------------
                                      Name:  Mohan V. Phansalkar
                                      Title: Senior Vice President


                                   BHF (USA) CAPITAL CORPORATION


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BHF BANK AKTIENGESELLSCHAFT


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



                                   BW CAPITAL MARKETS, INC.


                                   By:  /s/ Ken Waud and /s/ Thomas A. Lowe
                                      ---------------------------------------
                                      Name:  Ken Waud and Thomas A. Lowe
                                      Title: Treasurer and Vice President


                                   BALANCED HIGH YIELD FUND II LTD.

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BANK AUSTRIA


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BANK OF AMERICA


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII


                                   By: /s/ Brenda K. Testerman
                                      ---------------------------------------
                                      Name:  Brenda K. Testerman
                                      Title: Vice President


                                   THE BANK OF NEW YORK


                                   By:   /s/ Edward Dougherty
                                      ---------------------------------------
                                      Name:  Edward Dougherty III
                                      Title: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ F.C.H. Ashby
                                      ---------------------------------------
                                      Name:  F.C.H. Ashby
                                      Title: Senior Manager Loan Operations


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BANQUE NATIONALE DE PARIS


                                   By: /s/ Arnaud Collin du Bocage
                                      ---------------------------------------
                                      Name:  Arnaud Collin du Bocage
                                      Title: Executive Vice President &
                                             General Manager


                                   BANQUE WORMS CAPITAL CORPORATION


                                   By: /s/ Michele M. Flemming
                                      ---------------------------------------
                                      Name:  Michele M. Flemming
                                      Title: Vice President & General Counsel


                                   BLACK DIAMOND CLO 1998-1 LTD.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BOEING CAPITAL CORPORATION


                                   By: /s/ David Nelson
                                      ---------------------------------------
                                      Name:  David Nelson
                                      Title: Special Credits Officer


                                   CIT GROUP/EQUIPMENT FINANCING, INC.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   CAPTIVA III FINANCE LTD.


                                   By: /s/ John H. Cullinane
                                      ---------------------------------------
                                      Name:  John H. Cullinane
                                      Title: Director


                                   CARAVELLE INVESTMENT FUND, L.L.C.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   CERES FINANCE, LTD.


                                   By: /s/ John Cullinane
                                      ---------------------------------------
                                      Name:  John Cullinane
                                      Title: Director


                                   CITICORP USA, INC.


                                   By: /s/ Nicolas T. Erni
                                      ---------------------------------------
                                      Name:  Nicolas T. Erni
                                      Title: Attorney In Fact


                                   COMERICA BANK, Detroit


                                   By: /s/ Anthony L. Davis
                                      ---------------------------------------
                                      Name:  Anthony L. Davis
                                      Title: Account Officer


                                   CREDIT AGRICOLE INDOSUEZ, Chicago


                                   By:/s/ Theodore D. Tice  /s/ Katherine Abbott
                                      ---------------------------------------
                                      Name:  Theodore D. Tice and
                                             Katherine Abbott
                                      Title: Vice President and
                                             First Vice President

                                   CYPRESSTREE INSTITUTIONAL FUND, LLC

                                   By: CypressTree Investment Management
                                       Company, Inc. its Managing Member


                                   By: /s/ Jonathan D. Sharkey
                                      ---------------------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                   CYPRESSTREE INVESTMENT FUND, LLC

                                   By: CypressTree Investment Management
                                       Company, Inc. its Managing Member


                                   By: /s/ Jonathan D. Sharkey
                                      ---------------------------------------
                                      Name:  Jonathan D. Sharkey
                                      Title: Principal


                                   DELANO COMPANY

                                   By: Pacific Investment Management
                                       Company as its investment advisor

                                   By: PIMCO Management Inc., a general partner


                                   By: /s/ Mohan V. Phansalkar
                                      ---------------------------------------
                                      Name:  Mohan V. Phansalkar
                                      Title: Senior Vice President


                                   DRESDNER BANK, AG


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   EATON VANCE SENIOR INCOME TRUST
                                   By: Eaton Vance Management
                                       as Investment Advisor

                                   By: /s/ Scott H. Page
                                      ---------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President


                                   ERSTE BANK


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   FIFTH THIRD BANK OF COLUMBUS


                                   By: /s/ Mark Ransom
                                      ---------------------------------------
                                      Name:  Mark Ransom
                                      Title: Vice President


                                   FIRST UNION NATIONAL BANK N.C.


                                   By: /s/ Andrew Payne
                                      ---------------------------------------
                                      Name:  Andrew Payne
                                      Title: Vice President


                                   FLEET NATIONAL BANK


                                   By: /s/ G. Steven Kalin
                                      ---------------------------------------
                                      Name:  G. Steven Kalin
                                      Title: Vice President


                                   FOOTHILL INCOME TRUST,  L.P.


                                   By: /s/ Jeff Nikora
                                      ---------------------------------------
                                      Name:  Jeff Nikora
                                      Title: Managing Member

                                   FRANKLIN FLOATING RATE TRUST


                                   By: /s/ Chauncey Lufkin
                                      ---------------------------------------
                                      Name:  Chauncey Lufkin
                                      Title: Vice President


                                   FREEMONT INVESTMENT & LOAN


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   GENERAL ELECTRIC CAPITAL CORP.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   HARRIS TRUST AND SAVINGS BANK


                                   By: /s/ C. Scott Place
                                      ---------------------------------------
                                      Name:  C. Scott Place
                                      Title: Vice President


                                   HELLER FINANCIAL INC.


                                   By: /s/ Linda W. Wolf
                                      ---------------------------------------
                                      Name:  Linda W. Wolf
                                      Title: Senior Vice President


                                   THE HUNTINGTON NATIONAL BANK


                                   By: /s/ J. Stephen Bennett
                                      ---------------------------------------
                                      Name:  J. Stephen Bennett
                                      Title: Vice President

                                   IKB DEUTSCHE INDUSTRIEBANK AG


                                   LUXEMBOURG BRANCH

                                   By: /s/ Maria Bissinger   /s/ Ana Bohorquez
                                      ---------------------------------------
                                      Name:  Maria Bissinger and Ana Bohorquez
                                      Title: Vice President and Manager


                                   INDOSUEZ CAPITAL


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   INDOSUEZ CAPITAL FUNDING IIA, LTD.


                                   By: /s/ Melissa Marano
                                      ---------------------------------------
                                      Name:  Melissa Marano
                                      Title: Vice President


                                   KZH APPALOOSA LLC


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   KZH BDC LLC


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   KZH CRESCENT 3 LLC


                                   By: /s/ James J. Fevola
                                      ---------------------------------------
                                      Name:
                                      Title: Authorized agent

                                   KZH III LLC


                                   By:  /s/ James J. Fevola
                                      ---------------------------------------
                                      Name:  James J. Fevola
                                      Title: Authorized agent


                                   KZH ING-3 LLC


                                   By: /s/ James J. Fevola
                                      ---------------------------------------
                                      Name:  James J. Fevola
                                      Title: Authorized agent:

                                   KZH PAMCO LLC


                                   By: /s/ James J. Fevola
                                      ---------------------------------------
                                      Name:  James J. Fevola
                                      Title: Authorized agent


                                   KZH RIVERSIDE LLC


                                   By: /s/ James J. Fevola

                                      ---------------------------------------
                                      Name:  James J. Fevola
                                      Title: Authorized agent


                                   KZH WATERSIDE LLC


                                   By: /s/ James J. Fevola
                                      ---------------------------------------
                                      Name:  James J. Fevola
                                      Title: Authorized agent


                                   KZH CNC LLC


                                   By: /s/ Peter Chin
                                      ---------------------------------------
                                      Name:  Peter Chin
                                      Title: Authorized Agent

                                   KZH-CYPRESSTREE-1 LLC


                                   By: /s/ James J. Fevola
                                      ---------------------------------------
                                      Name: James J. Fevola
                                      Title: Authorized Agent


                                   KZH-ING-2 LLC


                                   By: /s/ Peter Chin
                                      ---------------------------------------
                                      Name:  Peter Chin
                                      Title: Authorized Agent

                                   KZH-SOLEIL-2 LLC


                                   By: /s/ Peter Chin
                                      ---------------------------------------
                                      Name:  Peter Chin
                                      Title: Authorized Agent


                                   KEY BANK NATIONAL ASSOCIATION


                                   By: /s/ Brandon A. Lawlor
                                      ---------------------------------------
                                      Name:  Brandon A. Lawlor
                                      Title: Vice President


                                   LEHMAN COMMERCIAL PAPER INC.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   ML CBO IV (CAYMAN) LTD.

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                   By: Pilgrim Investments, Inc.,
                                       as its investment manager


                                   By: /s/ Jeffrey A. Bakalar
                                      ---------------------------------------
                                      Name:  Jeffrey A. Bakalar
                                      Title: Vice President


                                   ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                   By: Pilgrim Investments, Inc.,
                                       as its investment manager


                                   By: /s/ Jeffrey A. Bakalar
                                      ---------------------------------------
                                      Name:   Jeffrey A. Bakalar
                                      Title:  Vice President


                                   MSDW PRIME INCOME TRUST


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   MEESPIERSON N.V.


                                   By: /s/ Peter Harraty  /s/  W. Gibson
                                      ---------------------------------------
                                      Name:  Peter Harraty and W. Gibson
                                      Title: Head of Acquisition Firm and
                                             Manager


                                   MERRILL LYNCH PRIME RATE PORTFOLIO


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   METROPOLITAN LIFE INSURANCE CO.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   MONUMENTAL LIFE INSURANCE COMPANY


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   MOUNTAIN CLO TRUST


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   MOUNTAIN CAPITAL CLO I, LTD.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   BANK ONE, MICHIGAN, as successor to
                                   NBD BANK


                                   By: /s/ Michael R. Zaksheske
                                      ---------------------------------------
                                      Name:  Michael R. Zaksheske
                                      Title: Vice President

                                   NATIONAL CITY BANK


                                   By: /s/ David B. Yates
                                      ---------------------------------------
                                      Name:  David B. Yates
                                      Title: Vice President


                                   NATIONAL WESTMINSTER BANK, PLC


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   NORSE CBO, LTD.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



                                   NORTH AMERICAN SENIOR FLOATING RATE FUND

                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                   By: /s/ Jonathan N. Sharkey
                                      ---------------------------------------
                                      Name:  Jonathan N. Sharkey
                                      Title: Principal


                                   ORIX USA CORPORATION


                                   By: /s/ Hiroyuki Miyauchi
                                      ---------------------------------------
                                      Name:  Hiroyuki Miyauchi
                                      Title: Executive Vice President


                                   OAK HILL SECURITIES FUND, L.P.
                                   By: Oak Hill Securities GenPar, L.P.
                                       its General Partner
                                   By: Oak Hill Securities MGP, Inc.
                                       its General Partner

                                   By: /s/ Scott D. Krase
                                      ---------------------------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President


                                   OASIS COLLATERALIZED HIGH INCOME


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   OCTAGON LOAN TRUST


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



                                   OSPREY INVESTMENTS PORTFOLIO


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   Oxford Strategic Income Fund

                                   By: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR


                                   By: /s/ Scott H. Page
                                      ---------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President


                                   PACIFICA PARTNERS I, L.P.


                                   By: /s/ Tom Colwell
                                      ---------------------------------------
                                      Name:  Tom Colwell
                                      Title: Vice President

                                   PARIBAS


                                   By: /s/ Karen E. Coons  /s/ Ann B. McAloon
                                      ---------------------------------------
                                      Name:  Karen E. Coons and Ann B. McAlon
                                      Title: Vice President and Vice President


                                   PINEHURST TRADING, INC.


                                   By: /s/ Allen D. Shifflet
                                      ---------------------------------------
                                      Name:  Allen D. Shifflet
                                      Title: President


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", New York Branch


                                   By: /s/ Michiel V.M. Van der Voort
                                      ---------------------------------------
                                      Name:  Michiel V.M. Van der Voort
                                      Title: Vice President

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", Utrecht Branch


                                   By: /s/ C. de Vries /s/ S.M.F. Klinkert
                                      ---------------------------------------
                                      Name:  C. de Vries & S.M.F. Klinkert
                                      Title: Proxy category A/B and Proxy
                                                               Category B


                                   SKM LIBERTYVIEW CBO I LTD.


                                   By: /s/ Kenneth C. Kleger
                                      ---------------------------------------
                                      Name:  Kenneth C. Kleger
                                      Title: Authorized Signatory

                                   SANKATY HIGH YIELD ASSET PARTNERS


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   SCOTIABANC, INC.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research
                                       as Investment Advisor


                                   By: /s/ Scott H. Page
                                      ---------------------------------------
                                      Name:  Scott H. Page
                                      Title:  Vice President


                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                   By: /s/ Stephen L. Leister
                                      ---------------------------------------
                                      Name:  Stephen L. Leister
                                      Title: Vice President


                                   TORONTO DOMINION (TEXAS) INC.


                                   By: /s/ Sonja R. Jordan
                                      ---------------------------------------
                                      Name:  Sonja R. Jordan
                                      Title: Vice President


                                   TRAVELERS INSURANCE COMPANY


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   VAN KAMPEN CLO I, LIMITED
                                   By: Van Kampen Management Inc.,
                                       as Collateral Manager


                                   By: /s/ Darvin D. Pierce
                                      Name:  Darvin D. Pierce
                                      Title: Vice President


                           ACKNOWLEDGEMENT AND CONSENT
                           ---------------------------

         In consideration of each Agent's and the Lenders' execution, delivery and performance of the foregoing Amendment No. 1 and Consent (the "Amendment"), each of the undersigned hereby (i) acknowledges the terms and provisions of the Amendment and consents thereto and (ii) confirms and agrees that (x) the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement as amended by the Amendment and (y) the guarantees and all of the Collateral (as defined in the Guarantee and Collateral Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms of the Guarantee and Collateral Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.



                                        SCOTTS-SIERRA INVESTMENTS, INC.
                                        SCOTTS PROFESSIONAL PRODUCTS CO.
                                        SCOTTS PRODUCTS CO.
                                        OMS INVESTMENTS, INC.
                                        MIRACLE-GRO LAWN PRODUCTS, INC.
                                        MIRACLE-GRO PRODUCTS LTD.
                                        SCOTTS-SIERRA CROP PROTECTION
                                             COMPANY
                                        OLD FORT FINANCIAL CORP.
                                        EARTHGRO, INC.
                                        SANFORD SCIENTIFIC, INC.
                                        EG SYSTEMS, INC.
                                        SWISS FARMS PRODUCTS, INC.

                                        By:
                                           ----------------------------------
                                           Title: